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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - June 7, 1999
                               (June 4, 1999)




                             ALLIEDSIGNAL INC.
           (Exact name of Registrant as specified in its Charter)


Delaware                       001-08974                     22-2640650
(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification
incorporation)                                               Number)


101 Columbia Road, P.O. Box 4000, Morristown, New Jersey     07962-2497
(Address of principal executive offices)                     (Zip Code)

     Registrant's telephone number, including area code: (973) 455-2000




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ITEM 5.   OTHER EVENTS.

               On June 4, 1999, AlliedSignal Inc. ("AlliedSignal") entered into an Agreement and Plan of Merger ("Merger Agreement") with Honeywell Inc. ("Honeywell") and Blossom Acquisition Corp., a wholly owned subsidiary of AlliedSignal ("Merger Sub"). Pursuant to the Merger Agreement, at the effective time of the Merger (the "Effective Time") Merger Sub will be merged with and into Honeywell, which will become a wholly owned subsidiary of AlliedSignal. At the Effective Time, each outstanding share of common stock of Honeywell will be converted into 1.875 shares of common stock of AlliedSignal, and the name of AlliedSignal will be changed to Honeywell International Inc.

               In connection with the execution of the Merger Agreement, AlliedSignal and Honeywell entered into stock option agreements pursuant to which each granted the other an option, exerciseable in certain circumstances described therein, to purchase a number of shares of the grantor's common stock equal to approximately 19.9% of the number of outstanding shares of common stock of the grantor, without giving effect to the shares issuable upon exercise of the option.

               A copy of the Merger Agreement is attached hereto as Exhibit
          2.1. and copies of the stock option agreements entered into in connection with the Merger Agreement are attached hereto as Exhibits 2.2 and 2.3, respectively. The foregoing description of the Merger Agreement and the stock option agreements is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on June 7, 1999, a copy of which is attached hereto as
          Exhibit 99.1 and incorporated herein by reference. Presentations to analysts, dated June 7, 1999, are attached hereto as Exhibit 99.2.
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Description
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   2.1           Agreement  and Plan of  Merger,  dated as of June 4, 1999,
                 among  Honeywell  Inc.,   AlliedSignal  Inc.  and  Blossom
                 Acquisition Corp.

   2.2 Option Agreement, dated as of June 4, 1999, between Honeywell Inc. and AlliedSignal Inc.

   2.3 Option Agreement, dated as of June 4, 1999, between Honeywell Inc. and AlliedSignal Inc.

   99.1          Press Release dated June 7, 1999.

   99.2          Analysts Presentations, dated June 7, 1999.
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                                 SIGNATURE
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          Pursuant to the  requirements  of the Securities  Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 1999                  AlliedSignal Inc.

                                    By:  /s/ Peter M. Kreindler
                                         --------------------------------
                                         Peter M. Kreindler
                                         Senior Vice President,
                                         General Counsel and Secretary
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                               Exhibit Index
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Exhibit No.      Description
----------       -----------

   2.1           Agreement  and Plan of  Merger,  dated as of June 4, 1999,
                 among  Honeywell  Inc.,   AlliedSignal  Inc.  and  Blossom
                 Acquisition Corp.

   2.2 Option Agreement, dated as of June 4, 1999, between Honeywell Inc. and AlliedSignal Inc.

   2.3 Option Agreement, dated as of June 4, 1999, between Honeywell Inc. and AlliedSignal Inc.

   99.1          Press Release dated June 7, 1999.

   99.2          Analysts Presentations, dated June 7, 1999.